Annual Operating Expenses {- Franklin VolSmart Allocation VIP Fund} - FTVIP Class 2-70 - Franklin VolSmart Allocation VIP Fund - Class 2	May 01, 2021
Operating Expenses:
Management fees	0.80%
Distribution and service (12b-1) fees	0.25%	[1]
Other expenses	0.08%
Acquired fund fees and expenses	0.12%	[2]
Total annual Fund operating expenses	1.25%	[2]
Fee waiver and/or expense reimbursement	(0.23%)	[3]
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.02%	[1],[2],[3]

[1]

1. Class 2 distribution and service (12b-1) fees have been restated to reflect the maximum annual rate approved by the board of trustees for the current fiscal year. Consequently, the total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights table in the Fund's prospectus due to a timing difference between the end of the 12b-1 plan year and the Fund’s fiscal year end.

[2]

1. Total annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

[3]

3. The investment manager has contractually agreed to waive or assume certain expenses so that common expenses of the Fund (excluding Rule 12b-1 fees, acquired fund fees and expenses and certain non-routine expenses) do not exceed 0.65% until April 30, 2022. During the term, this fee waiver and expense reimbursement agreement may not be terminated or amended without approval of the board of trustees except to add series and classes, to reflect the extension of termination dates or to lower the cap on Fund’s fees and expenses (which would result in lower fees for shareholders).